UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): August 10, 2023

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 10, 2023, Diamond Offshore Drilling, Inc. (the “Company”) entered into an Agency Assignment Agreement and Master Assignment of Liens (the “Agency Assignment Agreement”) pursuant to which HSBC Bank USA, National Association (“HSBC”), was appointed (i) as administrative agent under the Company’s $400,000,000 revolving Credit Agreement, dated April 23, 2021 (the “Revolving Credit Agreement”) and the Company’s $100,000,000 Term Loan Agreement, dated as of April 23, 2021 (the “Term Loan Agreement”), and (ii) as collateral agent under the Company’s Collateral Agency and Intercreditor Agreement, dated as of April 23, 2021 (the “Intercreditor Agreement”). Other than as modified by the Agency Assignment Agreement, each of the Revolving Credit Agreement, the Term Loan Agreement and the Intercreditor Agreement remains in full force and effect. In connection with this change, Wells Fargo Bank, National Association (“Wells Fargo”), as resigning administrative agent under the Revolving Credit agreement and Term Loan Agreement and as resigning collateral agent under the Intercreditor Agreement, assigned to HSBC, and HSBC assumed, all of the rights and obligations of Wells Fargo in such capacities under the Revolving Credit Agreement, the Term Loan Agreement and the Intercreditor Agreement, respectively.

The foregoing description of the Agency Assignment Agreement is qualified in its entirety by reference to the Agency Assignment Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit number	Description

10.1	Agency Assignment Agreement and Master Assignment of Liens, dated as of August 10, 2023, by and among HSBC Bank USA, National Association, as successor administrative agent and collateral agent, Wells Fargo Bank, National Association, as resigning administrative agent and collateral agent, Diamond Offshore Drilling, Inc., Diamond Foreign Asset Company, the other loan parties named therein, the Revolving Credit Agreement lenders party thereto, and the Term Loan Agreement lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2023	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland David L. Roland Senior Vice President, General Counsel and Secretary

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